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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 24, 2003

                          AmerisourceBergen Corporation
             (Exact name of Registrant as specified in its charter)

    Delaware                       1-16671                       23-3079390
(State or Other             Commission File Number            (I.R.S. Employer
 Jurisdiction of                                               Identification
Incorporation or                                                   Number)
  Organization)

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      1300 Morris Drive, Suite 100
            Chesterbrook, PA                                        19087
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (610) 727-7000

                                       N/A
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

          On April 24, 2003, AmerisourceBergen Corporation (the "Company") issued a news release announcing the Company's earnings for the fiscal quarter ended March 31, 2003. A copy of the release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1   News Release dated April 24, 2003

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERISOURCEBERGEN CORPORATION


Date: April 24, 2003                       By:    /s/  Michael D. DiCandilo
                                              ----------------------------------
                                              Name: Michael D. DiCandilo
                                              Title: Senior Vice President
                                                     and Chief Financial Officer